UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HSBC Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Inbound Information Agent Script

CLIENT NAME: HSBC FUNDS

MEETING DATE: AUGUST 4, 2026

DEDICATED TOLL-FREE NUMBER: (800) 910-8801

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the HSBC FUNDS. My name is <Agent Name>. How may I assist you today?

IF UNSURE OF VOTING:

Would you like me to review the proposal(s) with you? <Once questions have been answered using the proxy materials provided, review the voting options available.>

VOTING OPTIONS:

To vote by Internet

1) Read the Proxy Statement and have the proxy ballot at hand.

2) Go to website www.proxyvote.com

3) Enter your control number, located in the box with the arrow next to it.

4) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy ballot at hand.

2) Call the phone number listed on the top right of your ballot

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card.

3) Sign and date the proxy card.

4) Return the proxy card in the preaddressed, postage paid envelope provided

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

If you would like to review the proxy statement, HSBC Funds made it easy for you to review online at www.proxyvote.com. You will just need your 16-digit control number located on the top portion of your ballot (with the arrow pointed to it) to enter the site. Should you have any questions once you have reviewed the material, please contact us at (800) 910-8801 between the hours of 9:00am and 5:00pm Monday through Friday Eastern Time.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION

IF SHAREHOLDER HAS QUESTIONS ON THEIR ACCOUNT AND/OR FURTHER QUESTION ON THE PROPOSALS:

<Shareholder name>, I am unable to provide additional information as requested however I can provide the HSBC Funds toll-free line so they can assist. Would you like that phone number?

If toll free number wanted: Sure, the contact center’s toll-free number is <1-800-782-8183>. Do you have any further questions that I could help with today?

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service. If you have questions regarding your investment, please contact your investment professional. Thank you.

Call Center Hours of Operation:

Monday through Friday

9AM to 5PM Eastern Time (ET)

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	Broadridge.com CONFIDENTIAL INFORMATION